EXHIBIT 10.16
                                  -------------


                        PENNFED FINANCIAL SERVICES, INC.
                           DIRECTOR'S RETIREMENT PLAN

                             EFFECTIVE MARCH 1, 2003
                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005

                                     Purpose
                                     -------

         The purpose of the Plan is to provide retirement benefits to those Directors that are selected to be Participants herein in recognition of the valuable services heretofore performed and/or hereinafter performed by such Directors on behalf of the Company or the Bank. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

         The Plan has been amended and restated effective January 1, 2005, except where otherwise provided herein or required by applicable law. The Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance of general applicability issued thereunder, and shall be administered and operated accordingly.

         The rights of any person who terminates service on or before any amendment to this Plan shall be determined solely under the terms of the Plan in effect as of the date of his termination of employment, unless such person again becomes a Participant hereunder, or unless otherwise required by Section 409A of the Code or other applicable law.


                                    ARTICLE I
                                   Definitions
                                   -----------

         For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

         "Affiliates"  shall  mean any  entity  that,  directly  or  indirectly,
         ------------
         through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

         "Bank" shall mean Penn Federal Savings Bank.
         ------

         "Board" shall mean the board of directors of the Company.
         -------

         "Change  in  Control"  shall  mean a "change  in the  ownership  of the
         ---------------------
         Company", a "change in the effective control of the Company", or a "change in the ownership of a substantial portion of the Company's assets", all within the meaning of Section 409A.

         "Claimant" shall have the meaning set forth in Section 13.1.
         ----------

         "Code" shall mean the Internal  Revenue Code 1986, as it may be amended
         ------
         from time to time.
                                       50
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         "Committee" shall mean the committee described in Article 10.
         -----------

         "Company" shall mean PennFed Financial Services, Inc.
         ---------

         "Director"  shall  mean  a  properly  appointed  director  or  advisory
         ----------
         director of the Company or the Bank.

         "Equivalent  Actuarial  Value" shall mean a benefit of equivalent value
         ------------------------------
         to another form of benefit, computed on the basis of an interest rate factor of 7 percent per annum. Notwithstanding the foregoing, the Equivalent Actuarial Value of any payment made on account of a Change in Control shall be determined by using the discount rate under Treasury Regulation Section 1.280G-1, Q&A 32, or the successor regulation thereto on the date of the payment (i.e., as of the effective date of the Plan, 120 percent of the applicable Federal rate as determined under Section 1274(d) and the regulations thereunder, compounded semiannually).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
         -------
         as it may be amended from time to time.

         "Monthly  Benefit" shall mean one twelfth  (1/12) of the  Participant's
         ------------------
         Retirement Benefit.

         "Normal  Retirement Date" shall mean, unless provided  otherwise in the
         -------------------------
         Participant's Plan Agreement, the later of (i) the date of the Participant's Retirement or (ii) the Participant's attainment of age sixty-five (65).

         "Participant"   shall  mean  any   Director  (i)  who  is  selected  to
         -------------
         participate in the Plan, (ii) who signs a Plan Agreement, and (iii) whose signed Plan Agreement is accepted by the Committee; provided however, no Director who is a full time employee of the Company or the Bank shall be permitted to become, or to continue as, a Participant in the Plan. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have a Retirement Benefit under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

         "Payout Period" shall mean 120 Months, subject to Section 3.2.
         ---------------

         "Plan"  shall mean this  Director's  Retirement  Plan,  which  shall be
         ------
         evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

         "Plan Agreement" shall mean a written agreement, as may be amended from
         ----------------
         time to time, which is entered into by and between the Company and a Participant. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Company shall supersede all previous Plan

         Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan.

         "Retirement"  shall  mean  the  Participant's   complete  cessation  of
         ------------
         services as a Director in any capacity, for any reason other than a Termination for Cause. A Participant shall not be treated as not having experienced a Retirement unless his cessation of service constitutes a "separation from service" under Section 409A.

         "Retirement  Benefit"  shall mean an annual benefit equal to 70 percent
         ---------------------
         of the Participant's annual director fees payable by the Company and the Bank to the Participant as of the date of the Participant's Retirement.

         "Section 409A" means Section 409A of the Code and the  regulations  and
         --------------
         guidance of general applicability issued thereunder.

         "Termination  for  Cause" or  "Terminated  for  Cause"  shall  mean the
         -------------------------     ------------------------
         involuntary termination of service of a Participant on account of dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have a material adverse affect on the Company) or final cease-and-desist order. No act or failure to act by the Participant shall be considered willful unless the Participant acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Participant shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Participant a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Participant has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         "Trust"  shall mean any trust  established  between the Company and the
         -------
         trustee named therein to provide benefits hereunder, as amended from time to time.

         "Vested"  shall  mean the  non-forfeitable  portion  of the  Retirement
         --------
         Benefit to which the Participant is entitled in the event of his Retirement.

         "Vesting  Percentage"  shall  mean  the  percentage  of the  Retirement
         ---------------------
         Benefit in which the Participant has Vested. Such Vesting Percentage shall be determined in accordance with the vesting schedule, if any, contained in the Participant's Plan Agreement. Vesting shall continue until the Participant experiences a Retirement or a Termination for Cause. Notwithstanding any other provision herein or any vesting schedule set forth in a Plan Agreement, the Retirement Benefit of each Participant serving as a Director immediately prior to a Change in Control shall be 100% Vested upon a Change in Control.

                                    ARTICLE 2
                       Selection, Enrollment, Eligibility
                       ----------------------------------

2.1      Selection by Committee.  Participation  in the Plan shall be limited to
         ----------------------
         Directors selected by the Committee in its sole discretion from time to time.

2.2      Enrollment Requirements. As a condition to participation, each Director
         -----------------------
         shall complete, execute and return to the Committee a Plan Agreement. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3      Eligibility;   Commencement  of  Participation.   Provided  a  Director
         ----------------------------------------------
         selected to participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, including returning all required documents to the Committee, that Director shall commence participation in the Plan on the date his Plan Agreement is executed by the Company.

                                    ARTICLE 3
                                    Benefits
                                    --------

3.1      Retirement  Benefit.   Subject  to  the  provisions  of  Article  7,  a
         -------------------
         Participant shall be entitled to his Vested Monthly Benefit upon his Normal Retirement Date, payable over the Payout Period. The Payout Period shall commence on the first day of the month next following the Participant's Normal Retirement Date.

3.2      No  Death  Benefit.  If the  Participant  dies  while  still  providing
         ------------------
         services as a Director, no death benefit shall be paid from this Plan. If the Participant dies after he has commenced receiving benefits under
         Section 3.1, then Retirement Benefit payments to the Participant shall cease with the payment made on the first day of the month in which the Participant's death occurs.

3.3      Retirement  Prior  to  Normal  Retirement  Date.  If the  Participant's
         -----------------------------------------------
         Retirement occurs before reaching his Normal Retirement Date, the Participant shall be entitled to his Vested Monthly Benefit, commencing when he reaches his Normal Retirement Date.

3.4      Limitation  on  Benefits.  The  Retirement  Benefit to be provided to a
         ------------------------
         Participant is subject to forfeiture and certain other limitations under the provisions of Article 8 of the Plan.

3.5      Tax Withholding from Distributions.  The Company, an Affiliate,  or the
         ----------------------------------
         trustee of the Trust, if any, shall withhold from any payments made to a Participant all federal, state and local income, employment and other taxes required to be withheld by the Company, an Affiliate, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Company and the trustee of the Trust.

                                    ARTICLE 4
                    In-Service Withdrawals and Distributions
                    ----------------------------------------

         No in-service withdrawals or distributions are permitted under the Plan.

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                                    ARTICLE 5
                                     Vesting
                                     -------

         The Participant shall become Vested in his Retirement Benefit in accordance with the vesting schedule in his Plan Agreement. If no such vesting schedule is provided in the Participant's Plan Agreement, the Participant shall be fully Vested in his Retirement Benefit, subject to the forfeiture provisions and other limitations set forth in Article 7.

                                    ARTICLE 6
                            Participant Contributions
                            -------------------------

         Participant contributions are neither permitted nor required under the Plan.

                                    ARTICLE 7
                                     Funding
                                     -------

7.1      Funding Generally.  The Company's and its Affiliate's obligations under
         -----------------
         the Plan shall be an unfunded and unsecured promise to pay. The Company and its Affiliates shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the general assets of the Company and its Affiliates. The Company may not fund the Plan in a manner that would violate Section 409A.

7.2      Option to Fund Informally. Notwithstanding Section 7.1, the Company and
         -------------------------
         its Affiliates may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded supplemental retirement plans.




                                    ARTICLE 8
                             Forfeiture of Benefits
                             ----------------------

8.1      Termination  for Cause.  If a  Participant's  service as a Director  is
         ----------------------
         Terminated for Cause, no benefits shall be paid to him under the Plan. If the Participant has commenced receiving his Retirement Benefit and it is subsequently determined that he was Terminated for Cause, then his Retirement Benefit shall immediately cease and the Participant shall be obligated to return to the Company or the Bank, whichever is applicable, the cumulative amount of the Retirement Benefit previously paid under the Plan.

8.2      Regulatory Provisions.  The obligations of the Company to a Participant
         ---------------------
         under the Plan are subject to the following restrictions:

         (a)      Temporary  Suspension  or  Prohibition.  If a  Participant  is
                  --------------------------------------
                  suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
                  Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. ss.1818(e)(3) and (g)(1), the Company's
                  obligations to such Participant under the Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

         (b)      Permanent  Suspension  or  Prohibition.  If a  Participant  is
                  --------------------------------------
                  removed and/or permanently prohibited from participating in the conduct of the Bank `s affairs by an order issued under
                  Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. ss.1818(e)(4)
                  and (g)(1), all obligations of the Bank to such Participant under the Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

         (c)      Default.  If the Bank is in  default  (as  defined  in Section
                  -------
                  3(x)(1) of the FDIA), all obligations of the Bank to Participants under the Plan shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

         (d)      Termination by Regulators.  All  obligations of the Company to
                  -------------------------
                  Participants under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
                  Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         (e)      Other  Regulatory  Restrictions  on  Payment.  Notwithstanding
                  --------------------------------------------
                  anything herein to the contrary, (1) any payments made by the Company under the Plan shall be subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Plan shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

         (f)      Time of Repayment. Any benefit payment suspended or delayed in
                  -----------------
                  accordance with this Section 8.2 shall be paid as soon as practicable after the earliest date on which the Company reasonably determines that such payment should be made.

                                    ARTICLE 9
            Termination, Change in Control, Amendment or Modification
            ---------------------------------------------------------

9.1      Termination.  Although the Company anticipates that it will continue as
         -----------
         a sponsor  of the Plan
         for an indefinite period of time, there is no guarantee that it will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, the Company reserves the right to terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of the Board. Upon termination of sponsorship of the Plan by the Company, the Retirement Benefit of each affected Participant shall be determined as if he had experienced a Retirement on the date Plan sponsorship is terminated. The Equivalent Actuarial Value of the Participant's Monthly Benefits (as determined under this Section 9.1) shall be paid to affected Participants in a lump sum. The termination of sponsorship of the Plan or the termination of the Plan shall not adversely affect any Participant who has become entitled to the payment of any benefits under the Plan as of the date of termination. Notwithstanding the foregoing, the timing and manner of distributing benefits in connection with the Plan termination must comply with Section 409A. Accordingly, unless Section 409A permits otherwise, the Plan may be terminated only if: (a) all arrangements sponsored by the Company and its Affiliates that are required to be aggregated with this Plan under Section 409A are terminated; (b) no payments other than payments that would be payable under the terms of the Plan or an aggregated plan if the termination had not occurred are made within 12 months of the termination of the arrangements; (c) all payments are made within 24 months of the termination of the Plan and related arrangements; and (d) the Company and its Affiliates do not adopt a new arrangement that would be required to be aggregated with this Plan under Section 409A if the same Participant participated in both arrangements, within five years of the termination of the Plan. The Plan will automatically terminate upon the completion of all distributions to Participants in accordance with the terms hereof.

9.2      Change in Control.  Upon a Change in Control, the Retirement Benefit of
         -----------------
         each affected Participant shall be determined as if he had experienced a Retirement on the effective date of the Change in Control. The Equivalent Actuarial Value of each Participant's Monthly Benefit (as determined under this Section 9.2) shall be paid to the Participant in a cash lump sum within 10 days of the effective time of the Change in Control, unless the terms of the Change in Control provide otherwise and are consistent with Section 409A and do not give rise to any additional parachute payments under Code Section 280G.

9.2      Amendment.  The Company  may, at any time,  amend or modify the Plan in
         ---------
         whole or in part by action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Vested Benefit determined at the time the amendment or modification is made, calculated as if the Participant had experienced a Retirement as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification. No amendment shall be permitted that causes the Plan to violate the requirements of Section 409A.

9.3      Effect of Payment. The full payment of the applicable benefit under the
         -----------------
         Plan shall completely discharge all obligations to a Participant under the Plan.

                                   ARTICLE 10
                                 Administration
                                 --------------

10.1     Committee  Duties.  The Plan shall be administered by a Committee which
         -----------------
         shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

10.2     Agents. In the administration of the Plan, the Committee may, from time
         ------
         to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company and its Affiliates.

10.3     Binding  Effect of  Decisions.  The decision or action of the Committee
         -----------------------------
         with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.4     Indemnity of Committee.  The Company shall  indemnify and hold harmless
         ----------------------
         the members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

10.5     Information.  To enable the  Committee  to perform its  functions,  the
         -----------
         Company and its Affiliates shall supply full and timely information to the Committee as the Committee may reasonably request.

                                   ARTICLE 11
                          Other Benefits and Agreements
                          -----------------------------

         The benefits provided for a Participant under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Company or its Affiliates. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

                                   ARTICLE 12
                                Claims Procedures
                                -----------------

12.1     Presentation of Claim. Any Participant (such Participant being referred
         ---------------------
         to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

12.2     Notification  of Decision.  The Committee  shall  consider a Claimant's
         -------------------------
         claim within a reasonable time, and shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the claim review procedure set forth in Section 13.3 below.

12.3     Review of a Denied  Claim.  With 60 days after  receiving a notice from
         -------------------------
         the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (a)      may review pertinent documents;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

12.4     Decision on Review.  The Committee  shall render its decision on review
         ------------------
         promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

         (c)      such other matters as the Committee deems relevant.

12.5     Legal Action. A Claimant's  compliance with the foregoing provisions of
         ------------
         this Article 12 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.





                                   ARTICLE 13
                                      Trust
                                      -----

13.1     Establishment  of the Trust.  The Company may  establish the Trust upon
         ---------------------------
         such terms as it deems appropriate.

13.2     Interrelationship  of the Plan and the  Trust.  The  provisions  of the
         ---------------------------------------------
         Plan, including a Participant's Plan Agreement, shall govern the rights of such Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, its Affiliates, Participants and the creditors of the Company and its Affiliates to the assets transferred to the Trust. The Company and its Affiliates shall at all times remain liable to carry out its obligations under the Plan.

13.3     Investment  of  Trust  Assets.  The  trustee  of  the  Trust  shall  be
         -----------------------------
         authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement.

13.4     Distributions   From  the  Trust.   The  Company  and  its  Affiliates'
         --------------------------------
         obligations   under  the  Plan  may  be  satisfied  with  Trust  assets
         distributed pursuant to the terms of the Trust and any such distribution shall reduce the Company's and its Affiliates' obligations under the Plan.

                                   ARTICLE 14
                                  Miscellaneous
                                  -------------

14.1     Status of Plan. The Plan is intended to be a plan that is not qualified
         --------------
         within  the  meaning  of  Code  Section  401(a).   The  Plan  shall  be
         administered and interpreted to the extent possible in a manner consistent with that intent. The Plan also is a deferred compensation plan within the meaning of Section 409A, and as such shall be operated, interpreted and administered in accordance therewith.

14.2     Unsecured  General  Creditor.  Participants  and  their  beneficiaries,
         ----------------------------
         heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or its Affiliates. For purposes of the payment of benefits under the Plan, any and all assets of the Company or its Affiliates shall be, and remain the general, unpledged and unrestricted assets of such entity. The Company's and its Affiliates' obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

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

14.3     Liability.  The Company's or its Affiliates'  liability for the payment
         ---------
         of benefits shall be defined only by the Plan including a Participant's Plan Agreement. The Company or its Affiliates shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

14.4     Nonassignability. Neither a Participant nor any other person shall have
         ----------------
         any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

14.5     Not a Contract of  Employment.  The terms and  conditions  of the Plan,
         -----------------------------
         including a Participant's Plan Agreement, shall not be deemed to constitute a contract of employment between the Company or its Affiliates and a Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Company or its Affiliates as a director or to interfere with the right of the Company or its Affiliates to discipline, discharge or refuse to renominate such Participant at any time.

14.6     Furnishing Information. A Participant will cooperate with the Committee
         ----------------------
         by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

14.7     Terms. Whenever any words are used herein in the masculine,  they shall
         -----
         be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

14.8     Captions. The captions of the articles,  sections and paragraphs of the
         --------
         Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

14.9     Governing  Law.  Subject to ERISA,  the provisions of the Plan shall be
         --------------
         construed and interpreted according to the internal laws of the State of New Jersey without regard to its conflicts of laws and principles.

14.10    Notice.  Any notice or filing  required or permitted to be given to the
         ------
         Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

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

                  Board of Directors
                  PennFed Financial Services, Inc.
                  622 Eagle Rock Avenue
                  West Orange, New Jersey   07052-2989

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of such Participant.

14.11    Successors.  The  provisions  of the Plan  shall  bind and inure to the
         ----------
         benefit of the Company or its Affiliates, and their successors and assigns and the Participant and the Participant's designated Beneficiaries.

14.12    Spouse's  Interest.  The interest in the benefits hereunder of a spouse
         ------------------
         of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner including, but not limited to, such spouse's will, nor shall such interest pass under the laws of intestate succession.

14.13    Validity. In case any provision of the Plan shall be illegal or invalid
         --------
         for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

14.14    Incompetent.  If the  Committee  determines  in its  discretion  that a
         -----------
         benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant, and shall be a complete discharge of any liability under the Plan for such payment amount.

14.15    Court Order. The Committee is authorized to make any payments  directed
         -----------
         by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by the Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

14.16    Distribution  for FICA  Taxes or on Account of  Inclusion  Pursuant  to
         -----------------------------------------------------------------------
         Section 409A.
         ------------
         (a) Distributions may be made to a Participant prior to when amounts are otherwise distributable under the Plan to the extent necessary to pay FICA taxes under Code Sections 3101, 3121(a) and 3121(v)(2), as well as the corresponding federal, state, local or foreign income and withholding taxes associated with those FICA taxes. Distributions under this Section 14.16 shall be permitted only to the extent allowed under
         Section 409A.

         (b) Upon the inclusion of any portion of the benefit into the Participant's income as a result of the failure of this Plan to comply with the requirements of Section 409A, a lump sum distribution shall be made as soon as is administratively practicable following the discovery of the plan failure of an amount equal to the lesser of (1) the Participant's then-vested benefit, or (2) the amount includible in the Participant's income as a result of the failure of the Plan to comply with Section 409A. In the event the amount includible in the Participant's income under Section 409A exceeds the Participant's then-vested benefit, the excess shall be distributed in a lump sum as soon as administratively practicable after the Participant's vested interest in his Plan benefits increases.

14.17    Insurance.  The  Company  or its  Affiliates,  on its own  behalf or on
         ---------
         behalf of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as it may choose. The Company or its Affiliates or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoever in any such policy or policies, and a Participant shall at the request of the Company submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company or its Affiliates has applied for insurance.

14.18    Legal Fees To Enforce  Rights After  Change in Control.  The Company is
         ------------------------------------------------------
         aware that upon the occurrence of a Change in Control, the Board (which might then be comprised of new members) or stockholders of the Company, its Affiliates, or of any successor corporation, might then cause or attempt to cause the Company, its Affiliates, or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or its Affiliates to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, its Affiliates, or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder, or, if the Company, its Affiliates, or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and its Affiliates irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Company or its Affiliates to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, its Affiliates, or any director, officer, stockholder or other Affiliate of the Company or any successor thereto in any jurisdiction.

         The Company has signed the Plan as of _______________, 2006.


                                            PENNFED FINANCIAL SERVICES, INC.

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

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